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                                                                   EXHIBIT 10.37

                                PG&E CORPORATION
                           LONG-TERM INCENTIVE PROGRAM

                           RESTRICTED STOCK AGREEMENT

                  PG&E CORPORATION, a California corporation, hereby grants shares of Restricted Stock to the Recipient named below. The shares of Restricted Stock have been awarded under the PG&E Corporation Long-Term Incentive Program (the "LTIP"). The terms and conditions of the Restricted Stock are set forth in this cover sheet and in the attached Restricted Stock Award Agreement (the "Agreement").

Date of Award: January 2, 2004

Name of Recipient: _____________________________________________________________

Recipient's Social Security Number: _____-____-_____

Number of Shares of Restricted Stock Awarded:___________________________________

Aggregate Fair Market Value of Restricted Stock on Date of Award: $_____________

                  BY SIGNING THIS COVER SHEET, YOU AGREE TO
                  ALL OF THE TERMS AND CONDITIONS DESCRIBED
                  IN THE ATTACHED AGREEMENT. YOU AND PG&E
                  CORPORATION AGREE TO EXECUTE SUCH FURTHER
                  INSTRUMENTS AND TO TAKE SUCH FURTHER
                  ACTION AS MAY REASONABLY BE NECESSARY TO
                  CARRY OUT THE INTENT OF THE ATTACHED
                  AGREEMENT. YOU ARE ALSO ACKNOWLEDGING
                  RECEIPT OF THIS AGREEMENT AND A COPY OF
                  THE PROSPECTUS DESCRIBING THE LTIP AND THE
                  RESTRICTED STOCK DATED JANUARY 1, 2004.

Recipient: _____________________________________________________________________
                                    (Signature)

Attachment

    Please return your signed Agreement to PG&E Corporation, Human Resources, One Market Street, Spear Street Tower, Suite 400, San Francisco, California
                                      94105

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                                PG&E CORPORATION
                           LONG-TERM INCENTIVE PROGRAM

                           RESTRICTED STOCK AGREEMENT

THE LTIP AND               This Agreement constitutes the entire understanding
OTHER                      between you and PG&E Corporation regarding the
AGREEMENTS                 Restricted Stock, subject to the terms of the LTIP.
                           Any prior agreements, commitments or negotiations are superseded. In the event of any conflict or inconsistency between the provisions of this Agreement and the LTIP, the LTIP shall govern.

GRANT OF                   PG&E Corporation grants you the number of shares of
RESTRICTED STOCK           Restricted Stock shown on the cover sheet of this
                           Agreement. The shares of Restricted Stock are subject to the terms and conditions of this Agreement and the LTIP.

LAPSE OF                   As long as you remain employed with PG&E Corporation
RESTRICTIONS               (or any of its subsidiaries), the restrictions will
                           lapse as to 25 percent of the total number of shares of Restricted Stock originally subject to this Agreement, as shown above on the cover sheet, on the first business day of January of each of the first, second, third and fourth years following the Date of Award (each such day an "Annual Lapse Date"). Except as described below, all shares of Restricted Stock subject to this Agreement as to which the restrictions have not lapsed shall be forfeited upon termination of your employment.

VOLUNTARY                  In the event that you terminate your employment with
TERMINATION                PG&E Corporation voluntarily, you will automatically
                           forfeit to PG&E Corporation all of the shares of Restricted Stock as to which the restrictions have not lapsed subject to this Agreement as of the date of such Termination.

TERMINATION FOR            If your employment with PG&E Corporation (or any of
CAUSE                      its subsidiaries) is terminated by PG&E Corporation
                           or the subsidiary for cause, you will automatically forfeit to PG&E Corporation all shares of Restricted
                           Stock as to which the restrictions have not lapsed subject to this Agreement as of the date of such termination. In general, termination for "cause" means termination of employment because of dishonesty, a criminal offense or violation of a work rule, and will be determined by and in the sole discretion of PG&E Corporation or the employing subsidiary.

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TERMINATION                If your employment with PG&E Corporation (or any of
OTHER THAN FOR             its subsidiaries) is terminated  by PG&E Corporation
CAUSE                      or the subsidiary other than for cause before the
                           restrictions on your Restricted Stock lapse, and you are an officer in Bands 1-5, the restrictions on your outstanding shares of Restricted Stock that would have lapsed during the period of the "Severance
                           Multiple" under the applicable severance policy shall continue to lapse pursuant to the regular lapse schedule (or sooner, in the event of a Change in Control during such period). In the event of your involuntary termination other than for cause, if you are not an officer in Bands 1-5, the restrictions on your outstanding shares of Restricted Stock that would have lapsed within 12 months following such termination will continue to lapse pursuant to the regular lapse schedule (or sooner, in the event of a Change in Control during such period). All other outstanding shares of Restricted Stock shall automatically be forfeited to PG&E Corporation upon such termination.

RETIREMENT                 In the event of your Retirement, the restrictions on
                           your outstanding shares of Restricted Stock will continue to lapse as though your employment had continued. You will be considered to have retired if you are age 55 or older on the date of termination and if you were employed by PG&E Corporation or any of its subsidiaries for at least five consecutive years ending on the date of termination of your employment.

DEATH/DISABILITY           If your employment terminates due to your death or
                           disability, the restrictions on all of your shares of Restricted Stock shall lapse on the next Annual Lapse
                           Date. In the event of a Change in Control of PG&E
                           Corporation after such termination and before such next Annual Lapse Date, the restrictions as to all shares of Restricted Stock shall immediately lapse as described below under "Change in Control."

TERMINATION                If (1) your employment is terminated (other than for
DUE TO                     cause or your voluntary  termination) by reason of a
DISPOSITION OF             divestiture or change in control of a subsidiary of
SUBSIDIARY                 PG&E Corporation, which divestiture or change in
                           control results in such subsidiary no longer qualifying as a subsidiary corporation under Section
                           424(f) of the Code or (2) if your employment is terminated (other than for cause or your voluntary termination) coincident with the sale of all or substantially all of the assets of a subsidiary of PG&E Corporation, the restrictions on all shares of Restricted Stock shall lapse on the next Annual Lapse
                           Date. In the event of a Change in Control of PG&E
                           Corporation after such Termination and before such next Annual Lapse Date, the restrictions as to all shares of Restricted Stock shall immediately lapse as described below under "Change in Control."

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ESCROW                     The certificates for the Restricted Stock shall be
                           deposited in escrow with the Corporate Secretary of PG&E Corporation to be held in accordance with the provisions of this paragraph. Each deposited certificate shall be accompanied by any assignment documents PG&E Corporation may require you to execute. The deposited certificates shall remain in escrow until such time as the certificates are to be released or otherwise surrendered for cancellation as discussed below. Upon delivery of the certificates to PG&E Corporation, you shall be issued an instrument of deposit acknowledging the number of shares of Restricted Stock delivered in escrow to the Corporate Secretary of PG&E Corporation.

                           All dividends, if any, on the Restricted Stock shall be held in escrow and subject to the same restrictions as the shares to which they relate.

RELEASE OF                 The shares of Restricted Stock held in escrow
SHARES AND                 hereunder shall be subject to the  following terms
WITHHOLDING                and conditions relating to their release from escrow
TAXES                      or their surrender to PG&E Corporation:

                           - When the restrictions as to your shares of Restricted Stock lapse as described above, the certificates for such shares shall be released from escrow and delivered to you, at your request within thirty (30) days of the applicable Annual Lapse Date.

                           - Upon your Termination, any shares of Restricted Stock as to which the restrictions have not lapsed shall be forfeited and automatically surrendered to PG&E Corporation as provided herein.

                           Note that you must make arrangements acceptable to PG&E Corporation to satisfy withholding or other taxes that may be due before your shares will be released to you. If you so elect, PG&E Corporation will assist you in selling your shares through a broker so that you can use the sales proceeds to satisfy applicable taxes. You will receive the remaining proceeds in cash. However, if you wish to receive the stock certificates in lieu of selling your shares, you will need to make arrangements to pay the applicable taxes either by check or through payroll deduction. PG&E Corporation will notify you about how to instruct PG&E Corporation to sell your shares when the restrictions lapse or make other arrangements.

CHANGE IN                  The restrictions on all of your outstanding shares of
CONTROL                    Restricted Stock shall automatically lapse and become
                           nonforfeitable in the event there is a Change in Control of PG&E Corporation.

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CODE SECTION               Under Section 83(a) of the Internal Revenue Code of
83(b) ELECTION             1986, as amended (the "Code"), the Fair Market Value
                           of the Restricted Stock on the date any forfeiture restrictions applicable to such Restricted Stock lapse will be reportable as ordinary income at that time. For this purpose, "forfeiture restrictions" include surrender to PG&E Corporation of Restricted
                           Stock as described above. You may elect to be taxed at the time the Restricted Stock is awarded to you, rather than when the restrictions lapse by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the Date of Award. The form for making this election is attached as Exhibit A hereto. Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by you (in the event the Fair Market Value of the Restricted Stock increases after the date of purchase) as the forfeiture restrictions lapse. YOU
                           ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND
                           NOT PG&E CORPORATION'S, TO FILE A TIMELY ELECTION
                           UNDER CODE SECTION 83(b). YOU ARE RELYING SOLELY ON
                           YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO
                           WHETHER OR NOT TO FILE A CODE SECTION 83(b) ELECTION.

LEAVES OF                  For purposes of this Agreement, if you are on an
ABSENCE                    approved leave of absence from PG&E Corporation (or
                           any of its subsidiaries), or a recipient of Company sponsored disability benefits, you will continue to be considered as employed. If you do not return to active employment upon the expiration of your leave of absence or the expiration of your PG&E Corporation sponsored disability benefits, you will be considered to have voluntarily terminated your employment. See above under "Voluntary Termination."

                           PG&E Corporation reserves the right to determine which leaves of absence will be considered as continuing employment and when your employment terminates for all purposes under this Agreement.

VOTING AND                 Subject to the terms of this Agreement, you shall
OTHER RIGHTS               have all the rights and privileges of a shareholder
                           of PG&E Corporation while the Restricted Stock is held in escrow, including the right to vote. As described above, all dividends, if any, on the Restricted Stock shall be held in escrow and subject to the same restrictions as the shares to which they relate.

RESTRICTIONS ON            PG&E Corporation will not issue any Restricted Stock
ISSUANCE                   if the issuance of such Restricted Stock at that time
                           would violate any law or regulation.

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RESTRICTIONS ON            By signing this Agreement, you agree not to sell any
RESALE AND                 Restricted Stock before the  restrictions lapse or
HEDGE                      sell any shares acquired under this award at a time
TRANSACTIONS               when applicable laws, regulations or Company or
                           underwriter trading policies prohibit sale. In particular, in connection with any underwritten public offering by PG&E Corporation of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, you shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares acquired under this award without the prior written consent of PG&E Corporation or its underwriters, for such period of time after the effective date of such registration statement as may be requested by PG&E Corporation or the underwriters.

                           If the sale of shares acquired under this award is not registered under the Securities Act of 1933, but an exemption is available which requires an investment or other representation and warranty, you shall represent and agree that the Shares being acquired are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations and warranties as are deemed necessary or appropriate by PG&E Corporation and its counsel.

                           By your acceptance of the award, you agree that while the Restricted Stock is subject to restrictions, you will not enter into a corresponding hedging transaction relating to PG&E Corporation's stock nor engage in any short sale of PG&E Corporation's stock. This prohibition shall not apply to transactions effected through PG&E Corporation's benefit plans that provide an opportunity to invest in Company stock or which provide compensation based on the price of Company stock.

NO RETENTION               This Agreement is not an employment agreement and
RIGHTS                     does not give you the right to be retained by PG&E
                           Corporation (or its subsidiaries). Except as otherwise provided in an applicable employment agreement, the Company (or any of its subsidiaries) reserves the right to terminate your employment at any time and for any reason.

LEGENDS All certificates representing the Restricted Stock issued under this award shall, where applicable, have endorsed thereon the following legends:

                           "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEMENT BETWEEN PG&E CORPORATION AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF PG&E

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                           CORPORATION AND WILL BE FURNISHED UPON WRITTEN
                           REQUEST TO THE CORPORATE SECRETARY OF PG&E
                           CORPORATION BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE."

Applicable Law             This Agreement will be interpreted and enforced under
                           the laws of the State of California.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE LTIP.

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Note: Do not have this Section 83(b) Election filed unless you wish to pay tax withholding to PG&E Corporation at the same time.

                                    EXHIBIT A

                         ELECTION UNDER SECTION 83(b) OF
                            THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.       The name, address and social security number of the undersigned:
         ________________________________________________________________

         ________________________________________________________________

         ________________________________________________________________

         Social Security No.:____________________________________________


2. Description of property with respect to which the election is being made:

         ____________________ shares of common stock of PG&E Corporation.

3.       The date on which the property was transferred is January 2, 2004.

4.       The taxable year to which this election relates is calendar year 2004.

5.       Nature of restrictions to which the property is subject:

         The shares of stock are subject to the provisions of a Restricted Stock Award Agreement (the "Agreement") between the undersigned and PG&E Corporation. The shares of stock are subject to forfeiture under the terms of the Agreement.

6. The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $__________ per share, for a total of $__________.

7.       The amount paid by taxpayer for the property was $ 0 .

8.       A copy of this statement has been furnished to PG&E Corporation.

Dated:  _____________, 2004
                                           _____________________________
                                                [Taxpayer's Name]

Note: A valid Section 83(b) Election must be filed with the IRS within 30 days of the Date of Award. Accordingly, if you wish to file, please submit this signed form for receipt by January 29, 2003 to PG&E Corporation, Human Resources, One Market Street, Spear Street Tower, Suite 400, San Francisco, CA 94105.

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